Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

First Quarter 2012 (1)(2)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our March 31, 2012 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

(2)	References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition.

(3)

Acquired loans consist of the substantial majority of loans acquired in the Chevy Chase Bank and ING Direct business combinations, which were recorded at fair value at acquisition and accounted for under applicable accounting guidance. This accounting methodology takes into consideration estimated credit losses expected to be realized over the remaining lives of the loans. Accordingly, we present certain credit quality metrics excluding the impact of these loans where applicable.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial & Statistical Summary—Consolidated (1)

	2012	2011	2011	2011	2011
(Dollars in millions, except per share data and as noted) (unaudited)	Q1 (2)	Q4	Q3	Q2	Q1
Earnings
Net interest income	$3,414	$3,182	$3,283	$3,136	$3,140
Non-interest income (3) (4)	1,521	868	871	857	942

Total revenue (5)	4,935	4,050	4,154	3,993	4,082
Provision for credit losses	573	861	622	343	534
Marketing expenses	321	420	312	329	276
Operating expenses (6)	2,183	2,198	1,985	1,926	1,886

Income from continuing operations before income taxes	1,858	571	1,235	1,395	1,386
Income tax provision	353	160	370	450	354

Income from continuing operations, net of tax	1,505	411	865	945	1,032
Loss from discontinued operations, net of tax (3)	(102)	(4)	(52)	(34)	(16)

Net income	1,403	407	813	911	1,016
Dividends and undistributed earnings allocated to participating securities	(7)	(26)	—	—	—

Net income available to common stockholders	$1,396	$381	$813	$911	$1,016

Common Share Statistics
Basic EPS:
Income from continuing operations, net of tax	$2.94	$0.89	$1.89	$2.07	$2.27
Loss from discontinued operations, net of tax	(0.20)	(0.01)	(0.11)	(0.07)	(0.03)

Net income per common share	$2.74	$0.88	$1.78	$2.00	$2.24

Diluted EPS:
Income from continuing operations, net of tax	$2.92	$0.89	$1.88	$2.04	$2.24
Loss from discontinued operations, net of tax	(0.20)	(0.01)	(0.11)	(0.07)	(0.03)

Net income per common share	$2.72	$0.88	$1.77	$1.97	$2.21

Weighted average common shares outstanding (in millions):
Basic EPS	508.7	456.2	456.0	455.6	454.1
Diluted EPS	513.1	458.5	460.4	462.2	460.3
Common shares outstanding (period end)	580.2	459.9	459.6	459.4	458.7
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end) (7)	39.37	34.26	33.56	31.94	29.47
Balance Sheet (Period End)
Loans held for investment (8)	$173,822	$135,892	$129,952	$128,965	$124,092
Interest-earning assets	265,398	179,878	174,307	174,323	172,870
Total assets	294,481	206,019	200,148	199,753	199,300
Tangible assets (9)	280,067	191,806	185,891	185,715	184,928
Interest-bearing deposits	197,254	109,945	110,777	109,278	109,097
Total deposits	216,528	128,226	128,318	126,117	125,446
Borrowings	32,885	39,561	34,315	37,735	39,797
Stockholders’ equity	36,950	29,666	29,378	28,681	27,550
Balance Sheet (Quarterly Average Balances)
Average loans held for investment (8)	$152,900	$131,581	$129,043	$127,916	$125,077
Average interest-earning assets	220,246	176,271	177,531	174,113	173,440
Average total assets	246,384	200,106	201,611	199,229	198,075
Average interest-bearing deposits	151,625	109,914	110,750	109,251	108,633
Average total deposits	170,259	128,450	128,268	125,834	124,158
Average borrowings	35,994	34,812	37,366	39,451	40,538
Average stockholders’ equity	32,982	29,698	29,316	28,255	27,009
Performance Metrics
Net interest income growth (quarter over quarter)	7%	(3)%	5%	—%	4%
Non-interest income growth (quarter over quarter)	75	—	2	(9)	—
Revenue growth (quarter over quarter)	22	(3)	4	(2)	3
Revenue margin (10)	8.96	9.19	9.36	9.17	9.41
Net interest margin (11)	6.20	7.22	7.40	7.20	7.24
Return on average assets (12)	2.44	0.82	1.72	1.90	2.08
Return on average equity (13)	18.25	5.54	11.80	13.38	15.28
Return on average tangible common equity (14)	31.60	10.43	22.58	26.57	31.73
Non-interest expense as a % of average loans held for investment (15)	6.55	7.96	7.12	7.05	6.91
Efficiency ratio (16)	50.74	64.64	55.30	56.47	52.96
Effective income tax rate	19.0	28.0	30.0	32.3	25.5
Full-time equivalent employees (in thousands)	34.2	30.5	29.5	28.2	27.9
Credit Quality Metrics
Allowance for loan and lease losses	$4,060	$4,250	$4,280	$4,488	$5,067
Allowance as a % of loans held for investment	2.34%	3.13%	3.29%	3.48%	4.08%
Allowance as a % of loans held for investment (excluding acquired loans)	3.08	3.22	3.40	3.62	4.23
Net charge-offs	$780	$884	$812	$931	$1,145
Net charge-off rate (17) (18)	2.04%	2.69%	2.52%	2.91%	3.66%
Net charge-off rate (excluding acquired loans)	2.40	2.79	2.62	3.03	3.82
30+ day performing delinquency rate (19)	2.23	3.35	3.13	2.90	3.07
30+ day performing delinquency rate (excluding acquired loans)	2.96	3.47	3.25	3.02	3.18
30+ day delinquency rate(20)	—	3.95	3.81	3.57	3.79
Capital Ratios
Tier 1 risk-based capital ratio (21)	13.9%	12.0%	12.4%	11.8%	10.9%
Tier 1 common ratio (22)	11.9	9.7	10.0	9.4	8.4
Total risk-based capital ratio (23)	16.5	14.9	15.4	15.0	14.2
Tangible common equity (TCE) ratio (24)	8.2	8.2	8.3	7.9	7.3

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Notes to Consolidated Financial & Statistical Summary (Table 1)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q1 2012 include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans with an outstanding principal and interest loan balance of $40.4 billion and deposits of $84.4 billion at acquisition.

(3)

The mortgage representation and warranty reserve increased to $1.1 billion as of March 31, 2012, from $943 million as of December 31, 2011. We recorded a provision for repurchase losses of $169 million in Q1 2012, $59 million in Q4 2011, $72 million in Q3 2011, $37 million in Q2 2011 and $44 million in Q1 2011. The majority of the provision for repurchase losses is generally included in discontinued operations, with the remaining portion included in non-interest income.

(4)	Includes a bargain purchase gain of $594 million recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct.

(5)

The estimated uncollectible amount of billed finance charges and fees excluded from revenue totaled $123 million in Q1 2012, $130 million in Q4 2011, $24 million in Q3 2011, $112 million in Q2 2011 and $105 million in Q1 2011.

(6)

Includes merger-related expenses attributable to acquisitions of $86 million in Q1 2012, $27 million in Q4 2011 and $18 million in Q3 2011. Also, includes core deposit intangible amortization expense of $46 million in Q1 2012, $40 million in Q4 2011, $42 million in Q3 2011, $44 million in Q2 2011 and $45 million in Q1 2011.

(7)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of tangible common equity.

(8)	See Table 7 for additional information on acquired loans and our credit quality metrics excluding acquired loans.

(9)

Tangible assets is a non-GAAP measure consisting of total assets less assets from discontinued operations and intangible assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(10)	Calculated based on annualized total revenue for the period divided by average interest-earning assets for the period.

(11)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period.

(14)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period.

(15)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(16)	Calculated based on non-interest expense for the period divided by total revenue for the period.

(17)

In accordance with our loss-sharing agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall charge-off rate.

(18)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(19)

The 30+ day performing delinquency rate for acquired loans, which is presented below, is calculated based on the contractual past due unpaid principal balance divided by the total outstanding unpaid principal balance of acquired loans as of the end of each period.

	2012	2011	2011	2011	2011
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Total period-end acquired loan portfolio (unpaid principal balance)	$44,798	$5,751	$6,021	$6,356	$6,698
30+ day performing delinquency rates (acquired loans)	3.05%	3.05%	2.67%	2.52%	2.97%

(20)	The 30+ day delinquency rate as of the end of Q1 2012 will be provided in the March 31, 2012 Quarterly Report on Form 10-Q.

(21)

Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(22)

Tier 1 common ratio is a regulatory capital measure calculated based on Tier 1 common capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(23)

Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(24)

TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income

	Three Months Ended
(Dollars in millions, except per share data) (unaudited)	March 31, 2012	December 31, 2011	March 31, 2011
Interest income:
Loans held for investment, including past-due fees	$3,655	$3,440	$3,417
Investment securities	298	244	316
Other	26	17	19

Total interest income	3,979	3,701	3,752

Interest expense:
Deposits	311	264	322
Securitized debt obligations	80	80	140
Senior and subordinated notes	88	89	64
Other borrowings	86	86	86

Total interest expense	565	519	612

Net interest income	3,414	3,182	3,140
Provision for credit losses	573	861	534

Net interest income after provision for credit losses	2,841	2,321	2,606

Non-interest income:
Service charges and other customer-related fees	415	452	525
Interchange fees, net	328	346	320
Net other-than-temporary impairment losses recognized in earnings	(14)	(6)	(3)
Bargain purchase gain (1)	594	—	—
Other	198	76	100

Total non-interest income	1,521	868	942

Non-interest expense:
Salaries and associate benefits	891	817	741
Marketing	321	420	276
Communications and data processing	173	177	164
Supplies and equipment	150	137	135
Occupancy	123	131	119
Other	846	936	727

Total non-interest expense	2,504	2,618	2,162

Income from continuing operations before income taxes	1,858	571	1,386
Income tax provision	353	160	354

Income from continuing operations, net of tax	1,505	411	1,032
Loss from discontinued operations, net of tax	(102)	(4)	(16)

Net income	1,403	407	1,016
Dividends and undistributed earnings allocated to participating securities	(7)	(26)	—

Net income available to common stockholders	$1,396	$381	$1,016

Basic earnings per common share:
Income from continuing operations	$2.94	$0.89	$2.27
Loss from discontinued operations	(0.20)	(0.01)	(0.03)

Net income per basic common share	$2.74	$0.88	$2.24

Diluted earnings per common share:
Income from continuing operations	$2.92	$0.89	$2.24
Loss from discontinued operations	(0.20)	(0.01)	(0.03)

Net income per diluted common share	$2.72	$0.88	$2.21

Weighted average common shares outstanding (in millions):
Basic EPS	508.7	456.2	454.1
Diluted EPS	513.1	458.5	460.3
Dividends paid per common share	$0.05	$0.05	$0.05

(1)	Represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date of February 17, 2012 over the consideration transferred.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

	Three Months Ended
(Dollars in millions)(unaudited)	March 31, 2012	December 31, 2011	March 31, 2011
Assets:
Cash and due from banks	$27,341	$2,097	$2,028
Interest-bearing deposits with banks	3,007	3,399	5,397
Federal funds sold and securites purchased under agreements to resell	308	342	546

Cash and cash equivalents	30,656	5,838	7,971
Restricted cash for securitization investors	1,090	791	2,556
Securities available for sale, at fair value	60,810	38,759	41,566
Loans held for investment:
Unsecuritized loans held for investment	128,927	88,242	75,184
Restricted loans for securitization investors	44,895	47,650	48,908

Total loans held for investment	173,822	135,892	124,092
Less: Allowance for loan and lease losses	(4,060)	(4,250)	(5,067)

Net loans held for investment	169,762	131,642	119,025
Loans held for sale, at lower-of-cost-or-fair-value	627	201	117
Accounts receivable from securitizations	96	94	112
Premises and equipment, net	3,062	2,748	2,739
Interest receivable	1,157	1,029	1,025
Goodwill	13,595	13,592	13,597
Other	13,626	11,325	10,592

Total assets	$294,481	$206,019	$199,300

Liabilities:
Interest payable	$384	$466	$411
Customer deposits:
Non-interest bearing deposits	19,274	18,281	16,349
Interest-bearing deposits	197,254	109,945	109,097

Total customer deposits	216,528	128,226	125,446
Securitized debt obligations	15,474	16,527	24,506
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	770	1,464	1,970
Senior and subordinated notes	11,948	11,034	8,545
Other borrowings	4,693	10,536	4,776

Total other debt	17,411	23,034	15,291
Other liabilities	7,734	8,100	6,096

Total liabilities	257,531	176,353	171,750

Stockholders’ equity:
Common stock	6	5	5
Paid-in capital, net	25,136	19,274	19,141
Retained earnings and accumulated other comprehensive income	15,094	13,631	11,644
Less: Treasury stock, at cost	(3,286)	(3,244)	(3,240)

Total stockholders’ equity	36,950	29,666	27,550

Total liabilities and stockholders’ equity	$294,481	$206,019	$199,300

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Average Balances, Net Interest Income and Net Interest Margin

	2012 Q1			2011 Q4			2011 Q1
(Dollars in millions) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$152,900	$3,655	9.56%	$131,581	$3,440	10.46%	$125,077	$3,417	10.93%
Investment securities	50,543	298	2.36	39,005	244	2.50	41,532	316	3.04
Cash equivalents and other	16,803	26	0.62	5,685	17	1.20	6,831	19	1.11

Total interest-earning assets	$220,246	$3,979	7.23%	$176,271	$3,701	8.40%	$173,440	$3,752	8.65%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$24,912	$34	0.55%	$13,700	$12	0.35%	$13,648	$9	0.26%
Money market deposit accounts	76,362	131	0.69	47,167	87	0.74	45,613	110	0.96
Savings accounts	31,743	34	0.43	31,422	47	0.60	26,801	55	0.82
Other consumer time deposits	12,763	74	2.32	12,264	77	2.51	15,344	99	2.58
Public fund CD’s of $100,000 or more	84	—	—	84	1	4.76	149	1	2.68
CD’s of $100,000 or more	4,787	37	3.09	4,748	39	3.29	6,097	47	3.08
Foreign time deposits	974	1	0.41	529	1	0.76	981	1	0.41

Total interest-bearing deposits	$151,625	$311	0.82%	$109,914	$264	0.96%	$108,633	$322	1.19%
Securitized debt obligations	16,185	80	1.98	16,780	80	1.91	25,515	140	2.19
Senior and subordinated notes	10,268	88	3.43	10,237	89	3.48	8,090	64	3.16
Other borrowings	9,541	86	3.61	7,794	86	4.41	6,933	86	4.96

Total interest-bearing liabilities	$187,619	$565	1.20%	$144,725	$519	1.43%	$149,171	$612	1.64%

Net interest income/spread		$3,414	6.03%		$3,182	6.97%		$3,140	7.01%

Impact of non-interest bearing funding			0.17			0.25			0.23

Net interest margin			6.20%			7.22%			7.24%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Loan Information and Performance Statistics (1)

(Dollars in millions)(unaudited)	2012 Q1(2)	2011 Q4	2011 Q3	2011 Q2	2011 Q1
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$53,173	$56,609	$53,820	$53,994	$50,570
International credit card	8,303	8,466	8,210	8,711	8,735

Total credit card	61,476	65,075	62,030	62,705	59,305

Consumer banking:
Automobile	23,568	21,779	20,422	19,223	18,342
Home loan	49,550	10,433	10,916	11,323	11,741
Retail banking	4,182	4,103	4,014	4,046	4,223

Total consumer banking	77,300	36,315	35,352	34,592	34,306

Commercial banking: (3)
Commercial and multifamily real estate	15,702	15,736	14,660	14,304	13,791
Commercial and industrial	17,761	17,088	16,145	15,526	14,694

Total commercial lending	33,463	32,824	30,805	29,830	28,485
Small-ticket commercial real estate	1,443	1,503	1,571	1,641	1,780

Total commercial banking	34,906	34,327	32,376	31,471	30,265

Other loans	140	175	194	197	216

Total	$173,822	$135,892	$129,952	$128,965	$124,092

Average Loans Held For Investment
Credit card:
Domestic credit card	$54,131	$54,403	$53,668	$53,868	$51,889
International credit card	8,301	8,361	8,703	8,823	8,697

Total credit card	62,432	62,764	62,371	62,691	60,586

Consumer banking:
Automobile	22,582	21,101	19,757	18,753	18,025
Home loan	29,502	10,683	11,126	11,534	11,960
Retail banking	4,179	4,007	3,979	4,154	4,251

Total consumer banking	56,263	35,791	34,862	34,441	34,236

Commercial banking: (3)
Commercial and multifamily real estate	15,514	14,920	14,291	13,859	13,579
Commercial and industrial	17,038	16,376	15,726	14,993	14,630

Total commercial lending	32,552	31,296	30,017	28,852	28,209
Small-ticket commercial real estate	1,480	1,547	1,598	1,726	1,818

Total commercial banking	34,032	32,843	31,615	30,578	30,027

Other loans	173	183	195	206	228

Total	$152,900	$131,581	$129,043	$127,916	$125,077

Net Charge-off Rates
Credit card:
Domestic credit card (4)	3.92%	4.07%	3.92%	4.74%	6.20%
International credit card	5.52	5.77	6.15	7.02	5.74

Total credit card	4.14%	4.30%	4.23%	5.06%	6.13%

Consumer banking:
Automobile (5)	1.41%	2.07%	1.69%	1.11%	1.98%
Home loan (5)	0.20	0.90	0.53	0.60	0.71
Retail banking (5)	1.39	1.44	1.67	1.73	2.24

Total consumer banking (5)	0.77%	1.65%	1.32%	1.01%	1.57%

Commercial banking: (3)
Commercial and multifamily real estate (5)	0.09%	0.75%	0.11%	0.38%	0.58%
Commercial and industrial (5)	(0.08)	0.21	0.42	0.22	0.21

Total commercial lending (5)	—%	0.47%	0.27%	0.30%	0.39%
Small-ticket commercial real estate	4.24	3.73	2.19	3.77	7.14

Total commercial banking (5)	0.19%	0.62%	0.37%	0.50%	0.80%

Other loans	23.30%	24.08%	15.28%	23.96%	38.33%

Total	2.04%	2.69%	2.52%	2.91%	3.66%

30+ Day Performing Delinquency Rates (6)
Credit card:
Domestic credit card	3.25%	3.66%	3.65%	3.33%	3.59%
International credit card	5.14	5.18	5.35	5.30	5.55

Total credit card	3.51%	3.86%	3.87%	3.60%	3.88%

Consumer banking:
Automobile (5)	4.87%	6.88%	6.34%	6.09%	5.79%
Home loan (5)	0.15	0.89	0.78	0.70	0.61
Retail banking (5)	0.80	0.83	0.89	0.76	0.93

Total consumer banking (5)	1.63%	4.47%	4.01%	3.70%	3.42%

Nonperforming Asset Rates (7) (8)
Consumer banking:
Automobile (5)	0.32%	0.58%	0.53%	0.49%	0.39%
Home loan (5)	0.94	4.58	4.74	4.40	4.34
Retail banking (5)	2.25	2.50	2.37	2.45	2.44

Total consumer banking (5)	0.82%	1.94%	2.04%	2.00%	2.00%

Commercial banking: (3)
Commercial and multifamily real estate (5)	1.55%	1.40%	2.12%	2.31%	2.59%
Commercial and industrial (5)	0.69	0.80	1.00	1.13	1.15

Total commercial lending (5)	1.09%	1.09%	1.53%	1.69%	1.85%
Small-ticket commercial real estate	4.35	2.86	1.58	0.75	3.39

Total commercial banking (5)	1.23%	1.17%	1.54%	1.64%	1.94%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics (Excluding Acquired Loans)(1) (5)

(Dollars in millions) (unaudited)	2012 Q1	2011 Q4	2011 Q3	2011 Q2	2011 Q1
Total period-end acquired loan portfolio (9)	$43,132	$4,689	$4,873	$5,181	$5,351
Total average acquired loan portfolio (9)	23,067	4,781	4,998	5,112	5,305
Net Charge-off Rates
Consumer banking:
Auto	1.41%	2.07%	1.69%	1.12%	1.98%
Home loan	0.82	1.48	0.87	0.98	1.16
Retail banking	1.40	1.46	1.69	1.76	2.32

Total consumer banking	1.29%	1.87%	1.51%	1.17%	1.82%

Commercial banking:
Commercial and multifamily real estate	0.09%	0.76%	0.11%	0.39%	0.59%
Commercial and industrial	(0.08)	0.22	0.43	0.23	0.22

Total commercial lending	0.01	0.48	0.28	0.30	0.40

Total commercial banking	0.19%	0.63%	0.38%	0.50%	0.81%

30+ Day Performing Delinquency Rates
Consumer banking:
Auto	4.88%	6.90%	6.36%	6.11%	5.83%
Home loan	1.10	1.47	1.28	1.18	1.02
Retail banking	0.81	0.84	0.90	0.77	0.93

Total consumer banking	3.63%	5.06%	4.57%	4.29%	3.98%

Nonperforming Asset Rates
Consumer banking:
Auto	0.32%	0.58%	0.53%	0.49%	0.39%
Home loan	6.66	7.55	7.80	7.38	7.24
Retail banking	2.28	2.52	2.40	2.48	2.44

Total consumer banking	1.83%	2.20%	2.33%	2.32%	2.32%

Commercial banking:
Commercial and multifamily real estate	1.57%	1.42%	2.14%	2.35%	2.64%
Commercial and industrial	0.70	0.81	1.02	1.14	1.17

Total commercial lending	1.11	1.10	1.56	1.72	1.88

Total commercial banking	1.25%	1.18%	1.56%	1.67%	1.97%

Nonperforming Loans as a Percentage of Period-end Loans Held for Investment
Consumer banking	1.71%	2.03%	2.15%	2.12%	2.14%
Commercial banking	1.17	1.10	1.44	1.55	1.86

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business

(Dollars in millions) (unaudited)	2012 Q1 (2)	2011 Q4	2011 Q3	2011 Q2	2011 Q1
Credit Card
Earnings:
Net interest income	$1,992	$1,949	$2,042	$1,890	$1,941
Non-interest income	598	638	678	619	674

Total revenue	2,590	2,587	2,720	2,509	2,615
Provision for credit losses	458	600	511	309	450
Non-interest expense	1,268	1,431	1,188	1,238	1,178

Income from continuing operations before taxes	864	556	1,021	962	987
Income tax provision	298	203	358	344	344

Income from continuing operations, net of tax	$566	$353	$663	$618	$643

Selected metrics:
Period-end loans held for investment	$61,476	$65,075	$62,030	$62,705	$59,305
Average loans held for investment	62,432	62,764	62,371	62,691	60,586
Average yield on loans held for investment	14.41%	14.12%	14.84%	13.83%	14.68%
Revenue margin	16.59	16.49	17.44	16.01	17.26
Net charge-off rate	4.14	4.30	4.23	5.06	6.13
30+ day delinquency rate	3.51	3.86	3.87	3.60	3.88
Purchase volume (10)	$34,296	$38,179	$34,918	$34,226	$27,797
Domestic Card
Earnings:
Net interest income	$1,713	$1,706	$1,753	$1,607	$1,651
Non-interest income	497	613	588	584	583

Total revenue	2,210	2,319	2,341	2,191	2,234
Provision for credit losses	361	519	381	187	230
Non-interest expense	1,052	1,183	972	1,008	990

Income from continuing operations before taxes	797	617	988	996	1,014
Income tax provision	282	222	351	354	360

Income from continuing operations, net of tax	$515	$395	$637	$642	$654

Selected metrics:
Period-end loans held for investment	$53,173	$56,609	$53,820	$53,994	$50,570
Average loans held for investment	54,131	54,403	53,668	53,868	51,889
Average yield on loans held for investment	14.11%	14.05%	14.62%	13.52%	14.42%
Revenue margin	16.33	17.05	17.45	16.27	17.22
Net charge-off rate (4)	3.92	4.07	3.92	4.74	6.20
30+ day delinquency rate	3.25	3.66	3.65	3.33	3.59
Purchase volume (10)	$31,418	$34,586	$31,686	$31,070	$25,024
International Card
Earnings:
Net interest income	$279	$243	$289	$283	$290
Non-interest income	101	25	90	35	91

Total revenue	380	268	379	318	381
Provision for credit losses	97	81	130	122	220
Non-interest expense	216	248	216	230	188

Income (loss) from continuing operations before taxes	67	(61)	33	(34)	(27)
Income tax provision (benefit)	16	(19)	7	(10)	(16)

Income (loss) from continuing operations, net of tax	$51	$(42)	$26	$(24)	$(11)

Selected metrics:
Period-end loans held for investment	$8,303	$8,466	$8,210	$8,711	$8,735
Average loans held for investment	8,301	8,361	8,703	8,823	8,697
Average yield on loans held for investment	16.38%	14.57%	16.24%	15.77%	16.28%
Revenue margin	18.31	12.82	17.42	14.42	17.52
Net charge-off rate	5.52	5.77	6.15	7.02	5.74
30+ day delinquency rate	5.14	5.18	5.35	5.30	5.55
Purchase volume (10)	$2,878	$3,593	$3,232	$3,156	$2,773

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business

(Dollars in millions) (unaudited)	2012 Q1 (2)	2011 Q4	2011 Q3	2011 Q2	2011 Q1
Consumer Banking
Earnings:
Net interest income	$1,288	$1,105	$1,097	$1,051	$983
Non-interest income	176	152	188	194	186

Total revenue	1,464	1,257	1,285	1,245	1,169
Provision for credit losses	174	180	136	41	95
Non-interest expense	943	893	853	758	740

Income from continuing operations before taxes	347	184	296	446	334
Income tax provision	123	67	106	159	119

Income from continuing operations, net of tax	$224	$117	$190	$287	$215

Selected metrics:
Period-end loans held for investment	$77,300	$36,315	$35,352	$34,592	$34,306
Average loans held for investment	56,263	35,791	34,862	34,441	34,236
Average yield on loans held for investment	7.20%	9.46%	9.83%	9.51%	9.60%
Auto loan originations	$4,270	$3,586	$3,409	$2,910	$2,571
Period-end deposits	176,007	88,540	88,589	87,282	86,355
Average deposits	129,915	88,390	88,266	86,926	83,884
Deposit interest expense rate	0.73%	0.84%	0.95%	1.00%	1.06%
Core deposit intangible amortization	$37	$31	$32	$34	$35
Net charge-off rate (5)	0.77%	1.65%	1.32%	1.01%	1.57%
30+ day performing delinquency rate (5) (6)	1.63	4.47	4.01	3.70	3.42
30+ day delinquency rate (5) (6)	—	5.99	5.57	5.26	4.96
Nonperforming loans as a percentage of loans held for investment (5) (7)	0.77	1.79	1.88	1.83	1.84
Nonperforming asset rate (5) (7)	0.82	1.94	2.04	2.00	2.00
Period-end loans serviced for others	$17,586	$17,998	$18,624	$19,226	$19,956

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business

	2012	2011	2011	2011	2011
(Dollars in millions) (unaudited)	Q1(2)	Q4	Q3	Q2	Q1
Commercial Banking (3) (12)
Earnings:
Net interest income	$431	$425	$407	$388	$376
Non-interest income	85	87	63	62	71

Total revenue	516	512	470	450	447
Provision for credit losses	(69)	76	(10)	(19)	(16)
Non-interest expense	261	254	237	222	212

Income from continuing operations before taxes	324	182	243	247	251
Income tax provision	114	65	86	88	89

Income from continuing operations, net of tax	$210	$117	$157	$159	$162

Selected metrics:
Period-end loans held for investment	$34,906	$34,327	$32,376	$31,471	$30,265
Average loans held for investment	34,032	32,843	31,615	30,578	30,027
Average yield on loans held for investment	4.47%	4.70%	4.71%	4.75%	4.81%
Period-end deposits	$28,046	$26,683	$25,376	$24,409	$24,336
Average deposits	27,569	26,185	25,321	24,371	24,232
Deposit interest expense rate	0.37%	0.42%	0.47%	0.52%	0.55%
Core deposit intangible amortization	$9	$9	$10	$10	$11
Net charge-off rate (5)	0.19%	0.62%	0.37%	0.50%	0.80%
Nonperforming loans as a percentage of loans held for investment (5) (7)	1.15	1.08	1.42	1.53	1.83
Nonperforming asset rate (5) (7)	1.23	1.17	1.54	1.64	1.94

Risk category: (11)
Noncriticized	$32,339	$31,617	$29,636	$28,723	$27,254
Criticized performing	1,695	1,857	1,790	1,769	1,925
Criticized nonperforming	402	372	459	481	554

Total risk-rated loans	34,436	33,846	31,885	30,973	29,733
Acquired commercial loans	470	481	491	498	532

Total commercial loans	$34,906	$34,327	$32,376	$31,471	$30,265

% of period-end held for investment commercial loans:
Noncriticized	92.64%	92.11%	91.54%	91.27%	90.05%
Criticized performing	4.86	5.41	5.53	5.62	6.36
Criticized nonperforming	1.15	1.08	1.42	1.53	1.83

Total risk-rated loans	98.65	98.60	98.48	98.42	98.24
Acquired commercial loans	1.35	1.40	1.52	1.58	1.76

Total commercial loans	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total

	2012	2011	2011	2011	2011
(Dollars in millions) (unaudited)	Q1 (2)	Q4	Q3	Q2	Q1
Other (3)
Earnings:
Net interest expense	$(297)	$(297)	$(263)	$(193)	$(160)
Non-interest income (expense)	662	(9)	(58)	(18)	11

Total revenue	365	(306)	(321)	(211)	(149)
Provision for credit losses	10	5	(15)	12	5
Non-interest expense	32	40	19	37	32

Loss from continuing operations before taxes	323	(351)	(325)	(260)	(186)
Income tax benefit	(182)	(175)	(180)	(141)	(198)

Income (loss) from continuing operations, net of tax	$505	$(176)	$(145)	$(119)	$12

Selected metrics:
Period-end loans held for investment	$140	$175	$194	$197	$216
Average loans held for investment	173	183	195	206	228
Period-end deposits	12,475	13,003	14,353	14,426	14,755
Average deposits	12,775	13,875	14,681	14,537	16,042
Total
Earnings:
Net interest income	$3,414	$3,182	$3,283	$3,136	$3,140
Non-interest income	1,521	868	871	857	942

Total revenue	4,935	4,050	4,154	3,993	4,082
Provision credit losses	573	861	622	343	534
Non-interest expense	2,504	2,618	2,297	2,255	2,162

Income from continuing operations before taxes	1,858	571	1,235	1,395	1,386
Income tax provision	353	160	370	450	354

Income from continuing operations, net of tax	$1,505	$411	$865	$945	$1,032

Selected metrics:
Period-end loans held for investment	$173,822	$135,892	$129,952	$128,965	$124,092
Average loans held for investment	152,900	131,581	129,043	127,916	125,077
Period-end deposits	216,528	128,226	128,318	126,117	125,446
Average deposits	170,259	128,450	128,268	125,834	124,158

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 6 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q1 2012 include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans with an outstanding principal and interest loan balance of $40.4 billion and deposits of $84.4 billion at acquisition.

(3)

In Q1 2012, we re-aligned the products within our Commercial Banking segment to reflect the business operations by product rather than by customer type. As a result of this re-alignment, we now report three product categories: commercial and multifamily real estate, commercial and industrial loans and small-ticket commercial real estate. Middle market and specialty lending related products are included in commercial and industrial loans. All tax-related investments, some of which were previously included in the “Other” segment, are included in the commercial and multifamily real estate category of our Commercial Banking segment.

(4)

In accordance with our loss-sharing agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall Domestic Card charge-off rate.

(5)

Loans acquired as part of the ING Direct and Chevy Chase Bank acquisitions are included in the denominator used in calculating the credit quality metrics presented in Table 6. These metrics excluding the impact of these acquired loans from the denominator are presented in Table 7.

(6)

The 30+ day performing delinquency rate for acquired loans, which is presented below, is calculated based on the contractual past due unpaid principal balance divided by the total outstanding unpaid principal balance of acquired loans as of the end of each period.

	000000	000000	000000	000000	000000
	2012	2011	2011	2011	2011
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Total period-end acquired loan portfolio (unpaid principal balance)	$44,256	$5,205	$5,464	$5,735	$6,108
30+ day performing delinquency rates (acquired loans):
Consumer banking:
Auto	4.30%	5.31%	3.47%	4.18%	3.72%
Home loan	3.08	2.93	2.94	2.60	2.62
Retail banking	5.42	2.20	0.43	6.57	9.35

Total consumer banking	3.08%	2.94%	2.92%	2.65%	2.69%

The 30+ day total delinquency rate as of the end of Q1 2012 will be provided in the March 31, 2012 Quarterly Report on Form 10-Q.

(7)

Nonperforming assets consist of nonperforming loans and real estate owned (“REO”) and foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and foreclosed assets for each respective category.

(8)

As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Billed finance charges and fees considered uncollectible are not recognized in income.

(9)	Reported based on carrying value of acquired loans. See Table 2, footnote (19) for the outstanding unpaid principal balance as of the end of each period.

(10)	Includes credit card purchase transactions net of returns. Excludes cash advance transactions.

(11)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(12)

Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications to our Commercial Banking business results to present revenues on a taxable-equivalent basis based on the assumption of approximately 35% effective tax rate.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2012	2011	2011	2011	2011
(Dollars in millions)(unaudited)	Q1	Q4	Q3	Q2	Q1
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$32,982	$29,698	$29,316	$28,255	$27,009
Less: Average intangible assets (1)	(13,931)	(13,935)	(13,990)	(14,025)	(14,001)

Average tangible common equity	$19,051	$15,763	$15,326	$14,230	$13,008

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$36,950	$29,666	$29,378	$28,681	$27,550
Less: Intangible assets (1)	(14,110)	(13,908)	(13,953)	(14,006)	(14,030)

Tangible common equity	$22,840	$15,758	$15,425	$14,675	$13,520

Total Assets to Tangible Assets
Total assets	$294,481	$206,019	$200,148	$199,753	$199,300
Less: Assets from discontinued operations	(304)	(305)	(304)	(32)	(342)

Total assets from continuing operations	294,177	205,714	199,844	199,721	198,958
Less: Intangible assets (1)	(14,110)	(13,908)	(13,953)	(14,006)	(14,030)

Tangible assets	$280,067	$191,806	$185,891	$185,715	$184,928

Non-GAAP TCE Ratio
Tangible common equity	$22,840	$15,758	$15,425	$14,675	$13,520
Tangible assets	280,067	191,806	185,891	185,715	184,928

TCE ratio (2)	8.2%	8.2%	8.3%	7.9%	7.3%

Regulatory Capital Ratios (3)
Total stockholders’ equity	$36,950	$29,666	$29,378	$28,681	$27,550
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (4)	(327)	(289)	(401)	(482)	(314)
Net (gains) losses on cash flow hedges recorded in AOCI (4)	70	71	55	71	95
Disallowed goodwill and other intangible assets	(14,057)	(13,855)	(13,899)	(13,954)	(13,993)
Disallowed deferred tax assets	(902)	(534)	(227)	(647)	(1,377)
Other	(2)	(2)	(2)	(2)	(2)

Tier 1 common capital	$21,732	$15,057	$14,904	$13,667	$11,959
Plus: Tier 1 restricted core capital items (5)	3,636	3,635	3,636	3,636	3,636

Tier 1 capital	$25,368	$18,692	$18,540	$17,303	$15,595

Plus: Long-term debt qualifying as Tier 2 capital	2,438	2,438	2,438	2,727	2,827
Qualifying allowance for loan and lease losses	2,315	1,979	1,896	1,864	1,825
Other Tier 2 components	17	23	24	28	20

Tier 2 capital	$4,770	$4,440	$4,358	$4,619	$4,672

Total risk-based capital (6)	$30,138	$23,132	$22,898	$21,922	$20,267

Risk-weighted assets (7)	$182,779	$155,657	$149,028	$146,201	$142,495

Tier 1 common ratio (8)	11.9%	9.7%	10.0%	9.4%	8.4%
Tier 1 risk-based capital ratio (9)	13.9	12.0	12.4	11.8	10.9
Total risk-based capital ratio (10)	16.5	14.9	15.4	15.0	14.2

(1)	Includes impact from related deferred taxes.
(2)	Calculated based on tangible common equity divided by tangible assets.
(3)	Capital ratios as of the end of Q1 2012 are preliminary and therefore subject to change once the calculations have been finalized.
(4)	Amounts presented are net of tax.
(5)	Consists primarily of trust preferred securities.
(6)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(7)	Calculated based on prescribed regulatory guidelines.
(8)	Tier 1 common ratio is a regulatory measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(9)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighed assets.
(10)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighed assets.